Exhibit 10.9

Spousal Consent

The undersigned, Xu Xiaoping, a citizen of Canada with Passport Number: ******, is the lawful spouse of Chen Ling, a PRC citizen with PRC Identification Card No.: ******.  I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Chen Ling on June 18th, 2013, and the disposal of the equity interests of Beijing Dasheng Zhixing Technology Co., Ltd.  (“Dasheng Zhixing”) held by Chen Ling and registered in his/her name according to the following documents:

(1)                                 The Equity Interest Pledge Agreement entered into between Beijing Dasheng Online Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Dasheng Zhixing;

(2)                                 The Exclusive Option Agreement entered into between the WFOE and Dasheng Zhixing;

(3)                                 The Power of Attorney executed by Chen Ling.

I hereby undertake not to make any assertions in connection with the equity interests of Dasheng Zhixing which are held by Chen Ling.  I hereby further confirm that Chen Ling can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Dasheng Zhixing which are held by Chen Ling for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Dasheng Zhixing as of June 18th, 2013 (the “Exclusive Business Cooperation Agreement”) (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of Dasheng Zhixing.  For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as may be amended from time to time).

/s/ Xu Xiaoping
Xu Xiaoping

Date: June 18, 2013